MERRIMAC SERIES

MERRIMAC CASH SERIES
MERRIMAC TREASURY SERIES
MERRIMAC TREASURY PLUS SERIES
MERRIMAC U.S. GOVERNMENT SERIES
MERRIMAC SHORT-TERM ASSET RESERVE (STAR) SERIES

                    SUPPLEMENT DATED NOVEMBER 2, 2000 TO THE
                          PROSPECTUS DATED MAY 1, 2000

In the Prospectus under section "Shareholder Information" the last paragraph on page 23 "Investment Minimum" is amended to read as follows:

   A bank may impose a charge to execute a wire transfer. A purchaser must call 1-888-MERRMAC to inform Investors Bank of an incoming wire transfer. A purchase order for shares received in proper form by 4:00 p.m. (ET) for the Cash Series and the Treasury Plus Series, by 2:00 p.m. (ET) for the Treasury Series, by the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. (ET)) for the STAR Series, and by 5:00 p.m. (ET) for the U.S. Government Series, on a Business Day will be executed at the NAV per share next determined after receipt of the order, provided that Investors Bank receives the wire by the close of business on the day the purchase order is received. A Business Day is any day on which both the NYSE and the New York Federal Reserve Bank are open, except that the STAR Series is open on any day on which the NYSE is open. Purchase orders received after 4:00 p.m. (ET) for the Cash Series and the Treasury Plus Series, after 2:00 p.m.
   (ET) for the Treasury Series, after the close of trading on the NYSE for the STAR Series and after 5:00 p.m. (ET) for the U.S. Government Series will be effected on the next Business Day if cleared funds are received before the close of business on the next Business Day. Purchase orders for shares for which payment has not been received by the close of business will not be accepted, and notice thereof will be given to the purchaser. The Cash Series and the Treasury Plus Series also may limit the amount of a purchase order received between 3:00 p.m.and 4:00 p.m. (ET). The U.S. Government Series may limit the amount of a purchase order received between 3:00 p.m. and 5:00 p.m. (ET).

In the Prospectus under section "Shareholder Information" the first, second and third paragraphs under "Redemptions" are amended to read as follows:

   Shareholders may redeem all or a portion of their shares on any Business Day. Shares will be redeemed at the NAV next determined after Investors Bank has received a proper notice of redemption as described below. If notice of redemption is received prior to 4:00 p.m. (ET) for the Cash Series and the Treasury Plus Series, prior to 2:00 p.m. (ET) for the Treasury Series, prior to the close of trading on the NYSE for the STAR Series, and prior to 5:00 p.m. (ET) for the U.S. Government Series, on a Business Day, the redemption will be effective on the date of receipt. Proceeds of the redemption will ordinarily be made by wire on the date of receipt, but in any event within three Business Days from the date of receipt.

   Shareholder redemption requests received after 4:00 p.m. (ET) for the Cash Series and the Treasury Plus Series, after 2:00 p.m. (ET) for the Treasury Series, after the close of trading on the NYSE for the STAR Series, and after 5:00 p.m. (ET) for the U.S. Government Series, on a Business Day, will ordinarily receive payment by wire on the next Business Day, but, in any event, within four Business Days from the date of receipt of a proper notice of redemption, except for the STAR Series wherein payment will ordinarily be received by wire on the second Business Day after the date of receipt, but in any event within four Business Days from the date of receipt. All redemption requests regarding shares of the Cash Series and the Treasury Plus Series placed between 3:00 p.m. and 4:00 p.m. (ET) and for the U.S. Government Series between 3:00 p.m. and 5:00 p.m. (ET) may only be placed by telephone.

   Each Fund reserves the right in its sole discretion to suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC. The Cash Series and the Treasury Plus Series each reserve the right to postpone payments for redemption requests received between 3:00 p.m. and 4:00 p.m. (ET) until the next Business Day. The U.S. Government Series reserves the right to postpone payments for redemption requests received between 3:00 p.m. and 5:00 p.m.

   (ET) until the next Business Day.


In the Prospectus under section "Valuation of Shares" is amended to read as follows:

   Each Fund offers its shares at the NAV per share of the Fund, as determined once each Business Day. This determination is made as of 4:00 p.m. (ET) for the Cash Series and the Treasury Plus Series, as of 2:00 p.m. (ET) for the Treasury Series, as of the close of trading on the NYSE (normally 4:00 p.m.
   (ET)) for the STAR Series and as of 5:00 p.m. (ET) for the U.S. Government Series. Securities purchased by the Cash Portfolio, Treasury Portfolio, Treasury Plus Portfolio and U.S. Government Portfolio are stated at amortized cost, which approximates market value. Securities purchased by the STAR Portfolio are stated at either amortized cost or market value depending on the nature of the security. If market quotations are not readily available, the STAR Portfolio may value its assets by a method that its Trustees believe accurately reflects fair value. If the STAR Portfolio uses fair value to price securities, it may value those securities higher or lower than another mutual fund that uses market quotations. For more information on how securities are valued, see the Statement of Additional Information (SAI).